Exhibit 99.1

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. IV of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. IV in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Kristen Garcia Dumont
Date: March 15, 2021	Name:	Kristen Garcia Dumont

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. IV of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. IV in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Rajiv Shah
Date: March 15, 2021	Name:	Rajiv Shah

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. IV of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. IV in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Jagdeep Singh
Date: March 15, 2021	Name:	Jagdeep Singh